UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2007

CWABS Asset-Backed Certificates Trust 2007-BC2
(Exact name of the issuing entity)

CWABS, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	333-140960-01	95-4596514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 1, 2007, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of April 1, 2007, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Sienna LLC, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2007-BC2 (the "Certificates"). The Certificates were issued on April 27, 2007. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

On April 27, 2007, Lehman Brothers Special Financing Inc. ( “Party A”) and the Trustee, in its capacity as the Swap Contract Administrator entered into an ISDA Swap Agreement (the "Swap Agreement"), dated as of April 27, 2007. The Swap Agreement is annexed hereto as Exhibit 99.1.

  On April 27, 2007, the Party A and the Trustee, in its capacity as the Swap Contract Administrator, entered into an ISDA Credit Support Annex (the "Credit Support Annex"), dated as of April 27, 2007. The Credit Support Annex is annexed hereto as Exhibit 99.2.

  On April 27, 2007, CHL entered into an ISDA Novation Agreement (the "Novation Agreement"), dated as of April 27, 2007, by and among CHL, The Bank of New York, as Swap Contract Administrator for the Trust and the Party A, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Swap Agreement to the Swap Contract Administrator. The Novation Agreement is annexed hereto as Exhibit 99.3.

On April 27, 2007, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of April 27, 2007, by and among CHL and The Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.4.

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.
4.1 Pooling and Servicing Agreement
99.1 ISDA Swap Agreement
99.2 ISDA Credit Support Annex
99.3 ISDA Novation Agreement
99.4 Swap Contract Administration Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWABS, INC.

By:	/s/ Michael Schloessmann
Name:	Michael Schloessmann
Title:	Managing Director

Dated: June 26, 2007

EXHIBIT INDEX

Exhibit No.	Description
4.1	Pooling and Servicing Agreement
99.1	ISDA Swap Agreement
99.2	ISDA Credit Support Annex
99.3	ISDA Novation Agreement
99.4	Swap Contract Administration Agreement